SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2004

Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156

(Commission File Number)

98-0170247

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5005

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

Item 8.01 Other Events

On August 31, 2004, at the 2004 Annual General Meeting, shareholders approved a recommendation for a six-for-one forward stock split in the Company’s common shares, effective for shareholders of record as of the open of business on September 15, 2004.  A copy of the Corporation’s press release reflecting the forward stock split is attached as Exhibit 99.1 hereto and incorporated by reference.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated September 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Stanley Wong

Stanley Wong

President and CEO

Date: September 22, 2004

EXHIBIT 99.1

Entheos Annual General Meeting of Shareholders

Vancouver, BC – September 22, 2004 - - Entheos Technologies, Inc. (OTCBB: ETHT), an Application Service Provider developing reliable, scalable and cost-effective outsourced email services for small to mid-sized enterprises, is pleased to announce the results of its 2004 Annual General Meeting.

At the Company’s Annual General Meeting held on August 31, 2004, shareholders voted to elect Mr. Stanley Wong, Ms. Terri DuMoulin and Mr. Harmel S. Rayat to the Entheos Board of Directors, and to ratify the appointment of Moore Stephens Ellis Foster Ltd. as the Company’s auditors.

Also at the Annual General Meeting, shareholders approved a recommendation for a six-for-one forward stock split in the Company’s common shares, effective for shareholders of record as of the open of business on September 15, 2004.

About Entheos Technologies, Inc.

Entheos Technologies, Inc. (OTCBB: ETHT), through its wholly-owned subsidiary Email Solutions, Inc., operates as an Application Service Provider (ASP) providing reliable, scalable and cost-effective outsourced email services for small to mid-sized enterprises with fewer than 500 employees.

According the Bureau of Labor Statistics, there were nearly 24 million such small businesses in America in 2003, responsible for creating up to 80% of net new jobs annually over the past decade and generating more than half of the nation’s non-farm gross domestic product (GDP).

The Small Business Administration (SBA) estimates that computer ownership among these enterprises has grown by nearly 15% in two years with online access rising by over 50% during the same period.  These businesses cite “sending and receiving email” among their three most important uses of the Internet.

Entheos is also currently seeking to augment its position in technology-based services through the acquisition of and/or joint venture with, other technology driven ventures.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's services and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out product development and commercialization plans, loss or retirement of key executives and operations personnel, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

Entheos Technologies, Inc.

Harmel S. Rayat, Investor Relations

Phone: (604) 659-5005